UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2005

Unocal Corporation
(Exact name of registrant as specified in its charter)
Delaware	1-8483	95-3825062
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2141 Rosecrans Avenue, Suite 4000 El Segundo, California	90245
(Address of Principal Executive Offices)	(Zip Code)

(310) 726-7600
(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

Item 8.01	Other Events

On June 23, 2005, Unocal Corporation (“Unocal”) announced by press release that it has received a waiver from Chevron Corporation enabling Unocal to engage in discussions with CNOOC Limited and its representatives on a transaction proposed by CNOOC Limited, an affiliate of China National Offshore Oil Company. Copies of the press release and the waiver, each dated June 23, 2005, are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits
Exhibit No.	Description
99.1	Press Release, dated June 23, 2005
99.2	Waiver Letter from Chevron Corporation, dated June 23, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNOCAL CORPORATION
	By:	/s/ Bryan J. Pechersky
Date: June 24, 2005		Bryan J. Pechersky Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated June 23, 2005
99.2	Waiver Letter from Chevron Corporation, dated June 23, 2005